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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 14, 2003

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

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          Delaware                     0-25198                36-3973627
(State or other jurisdiction    (Commission File No.)        (IRS Employer
      or incorporation)                                   Identification No.)
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                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

         Attached as Exhibit 99.1 is a press release dated November 14, 2003 wherein Universal Automotive Industries, Inc. announced results of operations for the quarter ended September 30, 2003.

(c)      EXHIBITS

EXHIBIT NUMBER DESCRIPTION

99.1     Press release dated November 14, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                           /s/ Arvin Scott
                                           -------------------------------------
                                           Arvin Scott, President and
                                           Chief Executive Officer

Dated:  November 17, 2003